                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     THE ENTERPRISE GROUP OF FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      [THE ENTERPRISE GROUP LETTERHEAD]

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            ATLANTA FINANCIAL CENTER
                       3343 PEACHTREE ROAD, NE, SUITE 450
                             ATLANTA, GEORGIA 30326

Dear Managed Portfolio Shareholders:

     Enclosed is a notice of Special Meeting of Shareholders of the Managed Portfolio of The Enterprise Group of Funds, Inc. (the "Fund") to be held at the offices of the Fund, 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia on March 29, 1996, at 2:00 pm (the "Meeting"). At the Meeting, shareholders of the Managed Portfolio will be asked to approve a new sub-advisory agreement with OpCap Advisors ("OpCap"). formerly known as Quest For Value Advisors, Portfolio Manager of the Managed Portfolio.

     The Meeting has accordingly been called for the specific purpose of approving the new sub-advisory agreement. The new agreement embodies exactly the same terms with a fee reduction to the Portfolio Manager on assets under management in excess of $100,000,000. There will be no impact to the overall fee advisory fee paid by the shareholders.


     The Fund's Board of Directors has approved the New Agreement and recommends that the shareholders of the Managed Portfolio approve the New Agreement.


     You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to complete, date, sign and return the enclosed proxy card in the accompanying return envelope at your earliest convenience. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a proxy. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

                                          Sincerely,

                                          VICTOR UGOLYN
                                          Chairman of the Board,
                                          Chief Executive Officer and President
                                          The Enterprise Group of Funds, Inc.

                        ENTERPRISE GROUP OF FUNDS, INC.
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 1996
                             ---------------------

TO THE MANAGED PORTFOLIO SHAREHOLDERS:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of The Managed Portfolio of THE ENTERPRISE GROUP OF FUNDS, INC., (the "Fund"), will be held at the offices of the Fund, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, on March 29, 1996 at 2:00 p.m., Eastern Standard Time, for the following purposes:

          1. To approve or disapprove a new Portfolio Manager's Agreement among the Fund; Enterprise Capital Management, Inc. ("Enterprise Capital"), and OpCap Advisors (formerly known as Quest for Value Advisors) for the Managed Portfolio.


          2. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

     The close of business of January 23, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting. PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          CATHERINE R. MC CLELLAN
                                          Secretary

Atlanta, Georgia
February 19, 1996

     Please fill in, date, sign and return the enclosed proxy/proxies in the enclosed postage prepaid envelope so that you may be sure that your shares will be represented at the meeting.

                             THE MANAGED PORTFOLIO
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            ATLANTA FINANCIAL CENTER
                       3343 PEACHTREE ROAD, NE, SUITE 450
                             ATLANTA, GEORGIA 30326
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 1996
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Enterprise Group of Funds, Inc. (hereinafter called the "Fund"), to be used at a special meeting of shareholders (the "Meeting") of the Managed Portfolio of the Fund and any adjournment or adjournments thereof, to be held at 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia on March 29, 1996 at 10:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about February 19, 1996.

     The Board of Directors of the Fund has named Victor Ugolyn, Chairman and President, Catherine R. McClellan, Secretary, and Herbert M. Williamson, Treasurer, and each of them with power of substitution as attorneys and proxies. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Shareholders who execute proxies retain the right to revoke them before they are voted. Shareholders may revoke proxies by attendance at the Meeting and voting in person, by submission of a subsequent proxy, or by giving written notice prior to the Meeting to the Fund at the address shown above. Unless revoked, proxies will be voted, and will be voted according to the specifications thereon. Unless otherwise specifically instructed in the proxies, it is the intention of the persons named in the proxy to vote all proxies received by them FOR the approval of the new sub-advisory agreement with OpCap Advisors ("OpCap"), formerly Quest For Value Advisors.

     The cost of this proxy solicitation, which will be principally by mail but also may be by telephone or personal interview conducted by regular employees of the Fund or Enterprise Capital Management, Inc. ("Enterprise Capital"), will be paid by Enterprise Capital. Banks, brokers and other custodians will be requested to forward proxy soliciting material to their customers where appropriate, and Enterprise Capital will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in sending the proxy materials to beneficial owners of the shares.

     Only shareholders of record holding shares of Common Stock of the Managed Portfolio (the "Shares") at the close of business on January 23, 1996 will be entitled to vote at the Meeting. On such date, there were 14,875,892 shares outstanding. Each shareholder is entitled to one vote for each full Share held, and a proportionate vote for each fractional Share. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows (unless a court order providing to the contrary has been filed with the Fund): (i) if only one votes, that vote will bind all; (ii) if more than one votes, the vote of the majority will bind all; and (iii) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of the majority of the outstanding Shares of the Managed Portfolio entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority ("non-vote") or is marked with an abstention, the Shares represented thereby will be considered to be present at the meeting for determining the existence of a quorum. Approval of the new sub-advisory agreement with OpCap requires a vote of a majority of the outstanding voting securities of the Managed Portfolio, which is defined as the vote of the lesser of (i) 67% or more of the Outstanding Shares of the Managed Portfolio present in person or by proxy at such meeting, if the holders of more than 50% of the outstanding Shares of the Managed Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Managed Portfolio. Any Shares represented by a proxy that constitutes a non-vote or abstention will have the same effect as a vote cast against the proposal.

                                 PROPOSAL NO. 1

          APPROVAL OR DISAPPROVAL OF NEW PORTFOLIO MANAGER'S AGREEMENT
                   BETWEEN THE ADVISER AND THE OPCAP ADVISORS

BACKGROUND

     General. The Meeting has been called for the purpose of considering a new Portfolio Manager's Agreement for the Portfolio as a result of a proposed reduction in the Portfolio Manager fee paid by Enterprise Capital to OpCap Advisors, formerly Quest for Value Advisors, for services rendered to the Managed Portfolio. Accordingly, shareholders are being asked to approve a "new" Portfolio Manager's Agreement (the "New Portfolio Manager's Agreement") embodying exactly the same terms with the reduced fees with the Portfolio Manager. The Fund's Board of Directors has approved the New Portfolio Manager's Agreement, subject to approval by the shareholders of the Portfolio. The net effect of the fee reduction will not impact the overall fee charged to shareholders of the Portfolio, and all services to the Portfolio by the Portfolio Manager will remain the same.

EXISTING PORTFOLIO MANAGER'S AGREEMENT

     OpCap Advisors currently serves as Portfolio Manager for the Portfolio under an investment advisory agreement (the "Existing Portfolio Manager's Agreement") dated September 26, 1994. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or any party to the Agreement, most recently approved continuation of the Existing Portfolio Manager's Agreement on February 23, 1995. Under the Existing Portfolio Manager's Agreement OpCap Advisors is entitled to receive adviser fees at the annual rate of .40% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

NEW PORTFOLIO MANAGER'S AGREEMENT

     Except for a different fee schedule, the terms of the New Portfolio Manager's Agreement are identical in all respects to the terms of the Existing Portfolio Manager's Agreement. A form of the New Portfolio Manager's Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Portfolio Manager's Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Portfolio Manager's Agreement, the Portfolio Manager will provide certain investment advisory services to the Portfolio, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Fund, the fundamental policies of the Fund and Portfolio, as reflected in its registration statement, and any policies and determinations of the Board of Directors of the Fund.


     As compensation for its services to the Portfolio under the New Portfolio Manager's Agreement, the Portfolio Manager will be entitled to receive from Enterprise Capital fees calculated at the following rates based upon average daily net assets: .40% for the first $100 million under management and .30% thereafter. The New Portfolio Manager's Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's Board of Directors or (2) a vote of the holders of a majority (as defined in the Investment Company Act and the rules thereunder) of the outstanding voting securities of the Portfolio, and (3) in either event by a majority of the Directors who are not parties to the New Portfolio Manager's Agreement or interested persons of the Fund or of any such party. The New Portfolio Manager's Agreement provides that it may be terminated at any time, without penalty, by either party or by the Fund upon 60 days written notice, provided that such termination by the Portfolio shall be directed or approved by a vote of the Directors of the Fund, or by a vote of holders of a majority of the shares of the Portfolio.


DIRECTORS' CONSIDERATION

     The Board of Directors believes that the terms of the New Portfolio Manager's Agreement are fair to, and in the best interests of, the Fund, the Portfolio, and their shareholders. The Board of Directors, including all of the non- interested Directors, recommends approval by the shareholders of the New Agreement among OpCap Advisors, Enterprise Capital and the Portfolio. In making this recommendation, the Directors carefully evaluated the experience of the Portfolio Manager's key personnel in institutional investing, the quality of services the Portfolio Manager is expected to provide to the Portfolio, and the compensation proposed to be paid to the Portfolio Manager, and have given careful consideration to all factors deemed to be relevant to the Portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by the Portfolio Manager; (4) that the terms of the Existing Portfolio Manager's Agreement will be unchanged under the New Portfolio Manager's Agreement except for the different fee; (5) the history, reputation, qualification and background of the Portfolio Manager, as well as the qualifications of its personnel and their respective financial conditions; and
(6) other factors deemed relevant.


THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE NEW PORTFOLIO MANAGER'S AGREEMENT WITH OPCAP ADVISORS


INFORMATION ABOUT OPCAP ADVISORS

     OpCap Advisors, formerly Quest For Value Advisors, is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp. holds a 1% interest. Oppenheimer Capital is a general partnership of which Oppenheimer Financial Corp., a holding company, holds a 33.3% interest and Oppenheimer Capital L.P., a limited partnership of which Oppenheimer Financial Corp. is the sole general partner, holds a 66.7% interest. Oppenheimer Capital L.P. acquired a 32.3% interest in Oppenheimer Capital on July 9, 1987 for $99,032,000 in connection with a public offering of units of limited partnership interest in Oppenheimer Capital, L.P. (See Registration Statement No. 33-14364 and Amendments thereto). Additional interests were acquired subsequently as a result of the issuance of units pursuant to the Restricted Unit and Restricted Option Plans. An additional interest of 33.6% in Oppenheimer Capital was acquired by Oppenheimer Capital, L.P. on April 23 and May 1, 1991 in connection with a public offering of 6.6 million units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-39345 and Amendments thereto). All such units were sold by Oppenheimer Financial Corp., which is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P., an investment limited partnership, owns 100% of the common stock of Oppenheimer Group, Inc. Oppenheimer Capital and Oppenheimer Financial Corp. are general partners of OCC Distributors, (formerly Quest for Value Distributors). The location of all such entities is One World Financial Center, New York, New York 10281 and its executive offices have business addresses at that location.

     Mr. Joseph M. La Motta is Chairman of OpCap Advisors and President of Oppenheimer Capital, Executive Vice President of Oppenheimer & Co., Inc., and Director and Executive Vice President of Oppenheimer Financial Corp., Oppenheimer Group, Inc., and Oppenheimer Holdings, Inc.

     Mr. Bernard H. Garil serves as President and Chief Operating Officer of OpCap Advisors and as Senior Vice President of Oppenheimer Capital.

     Exhibit B to this Proxy Statement sets forth a list of the investment companies for which OpCap Advisors acts as investment adviser, the size of such investment companies and the compensation OpCap Advisors receives for such services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The current Portfolio Manager's Agreement contains provisions relating to the selection of broker-dealers for the Fund's portfolio transactions. If the Portfolio Manager's Agreement is approved by shareholders, OpCap Advisors, pursuant to the Portfolio Manager's Agreement, will be responsible for selection of broker-dealers and negotiation of commission rates for the Fund, subject to the supervision of Enterprise Capital and the Board.


     Portfolio decisions are based upon recommendations of OpCap Advisors and the judgment of the Portfolio managers. OpCap Advisors' primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. OpCap Advisors intends to select Oppenheimer & Co., Inc. ("Opco"), an affiliate of OpCap Advisors, and may select MONY Securities Corp., an affiliate of MONY, to execute each Portfolio's transactions. It is contemplated that Opco will act as the Fund's primary broker. Sales of shares of the Fund, subject to applicable rules covering the activities of the Fund's distributor in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above.

     The Fund may execute brokerage transactions through Opco or MONY Securities Corp. acting as agent in accordance with procedures established by the Board, but will not purchase any securities from or sell securities to Opco or MONY Securities Corp. acting as principal for its own account. Selection of broker-dealers to execute Portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine.


     Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of OpCap Advisors; information received in connection with directed orders of other accounts managed by the OpCap Advisors or its affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of OpCap Advisors, to make available additional views for consideration and comparison, and to enable OpCap Advisors to obtain market information for the valuation of securities held by the Fund. Brokerage commissions paid to OpCap by the Managed Portfolio for the fiscal year ended December 31, 1995 were $52,730 which represented 59% of total brokerage commissions of $89,973.


     OpCap Advisors currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is a practice of OpCap Advisors to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person responsible for managing the Portfolio of each Fund and other clients' accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by OpCap Advisors or Oppenheimer Capital are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as an account is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.


     If Proposal 1 is not approved, the Existing Portfolio Manager's Agreement will remain in effect and the Board will consider alternative actions.

                                                                       EXHIBIT A

                               MANAGED PORTFOLIO
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                         PORTFOLIO MANAGER'S AGREEMENT


     THIS AGREEMENT, made the        day of                      , 19  is among
The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and OpCap Advisors, a Delaware general partnership (hereinafter referred to as the "Portfolio Manager").


                             BACKGROUND INFORMATION


     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of May 1, 1995 with the Fund, a copy of which agreement is attached hereto as Exhibit A (the "Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolios of the Fund.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Managed Portfolio of the Fund (the "Portfolio") securities investment advisory services for the Portfolio.


                                WITNESSETH THAT:


     In consideration of the mutual covenants herein contained, the Fund, the Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Portfolio advice with respect to the investment and reinvestment of the assets of the Portfolio, or such portion of the assets of the Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolio as set forth in the Fund's most recent Registration Statement.


          (3) The Portfolio Manager shall perform a monthly reconciliation of the Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.


          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolio.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.


          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20th) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Portfolio managed by the Portfolio Manager during such month (that is, .40 of 1% per year) for net assets up to $100,000,000 (one hundred million dollars); and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Portfolio during such month (that is, .30 of 1% per year) for net assets under management in excess of $100,000,000 (one hundred million dollars).


          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.


          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.


          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Portfolio from taking, at any time, a short position in any shares of any holdings of any Portfolios of the Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.


          (10) In connection with the management of the investment and reinvestment of the assets of the Portfolio, the Portfolio Manager is authorized to select the brokers or dealers including Oppenheimer & Co., Inc., ("Opco") that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Portfolio, the Adviser, or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of Portfolios of the Fund.

          The Adviser and the Fund's Portfolio recognize and intend that subject to the foregoing provisions of this Section, Opco will act as its regular broker so long as it is lawful for it so to act and that Opco may be a major recipient of brokerage commissions paid by the Fund's Portfolio. Opco may effect securities transactions for the Fund's Portfolio only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Directors, including a majority of those Directors who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the Investment Company Act of 1940 for determining the permissible level of such commissions. The Fund's Portfolio will not purchase any securities from or sell any securities to Opco acting as principal for their own account.

          (11) The Fund may terminate this Agreement by sixty days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by sixty days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by sixty days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until November 1, 1995 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.


          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

          (14) Except as otherwise provided in paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                        THE ENTERPRISE GROUP OF FUNDS, INC.
                                              By:
                                              ------------------------------------------
                                                            Victor Ugolyn
                                                       Chairman, President and
                                                       Chief Executive Officer
ATTEST:
-----------------------------------------
                Secretary
(SEAL)                                        ENTERPRISE CAPITAL MANAGEMENT, INC.
                                              By:
                                              ------------------------------------------
                                                            Victor Ugolyn
                                                       Chairman, President and
                                                       Chief Executive Officer
ATTEST:
-----------------------------------------
                Secretary
(SEAL)                                        OPCAP ADVISORS
                                              By:
                                              ------------------------------------------
ATTEST:
-----------------------------------------
                Secretary

                                                                       EXHIBIT B

                 INFORMATION ON FUNDS MANAGED BY OPCAP ADVISORS


                                                                     APPROXIMATE       ADVISORY FEE
                                                                    NET ASSETS AS      RATE AS % OF
                                                                     OF 12/31/95      AVERAGE ANNUAL
                           NAME OF FUND                             (IN MILLIONS)       NET ASSETS
------------------------------------------------------------------  -------------     --------------
Oppenheimer Quest Value Fund, Inc.................................        350.4                (A)
Oppenheimer Quest for Value Funds
  Opportunity Value Fund..........................................        742.2                (B)
  Small Cap Value Fund............................................        154.4                (C)
Oppenheimer Quest Global Value Fund, Inc..........................        183.8                (D)
Enterprise Accumulation Trust:
  Equity Portfolio................................................        167.5                .40(1)
  Small Cap Portfolio.............................................          166                .40(1)
  Managed Portfolio...............................................        1,263                .40(1)
Group of Enterprise Funds Managed Portfolio.......................         90.3                .40
Penn Series Funds, Inc.
  Value Small Cap Fund............................................          4.7                .50(2)
  Value Equity Fund...............................................        118.4                .50(2)
Endeavor Series Fund
  Quest for Value Equity Portfolio................................         68.6                .40(3)
  Quest for Value Small Cap Portfolio.............................         52.6                .40(3)
The Saratoga Advantage Large Capitalization Value Portfolio.......         17.6                .30(4)

---------------

(1)  These fees are for investment advisory services only. Management services are provided to the Portfolio by Enterprise Capital. Pending shareholder approval, OpCap Advisors will receive an investment advisory fee, on an annual basis, of 0.30% of the average daily net assets of each of these portfolios for assets in each of the portfolios above
     $1 billion.
(2)  The Fund also pays an administrative fee at the annual rate of .25% of average daily net assets.
(3)  These fees are for investment advisory services only. Management services are provided to the portfolios by a third party. The Manager who pays the Investment advisory fee to
     OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the average daily net assets of each of the portfolios.
(4)  This fee is for investment advisory services only. Management and administrative services are provided by a third party. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of average daily net assets of the portfolio.
(5)  This fee is for investment advisory services only.
(A)  .40 on first $34 million
     .30 of fees collected by Manager of Fund (as noted below), on net assets in excess of
     $344 million
(B)  .40 on first $34 million
     .30 of fees collected by Manager of Fund (as noted below), on net assets in excess of
     $685 million.
(C)  .40 on first $150 million
     .30 of fees collected by Manager of Fund (as noted below), on assets in excess of $150 million
(D)  .40 on first $183 million
     .30 of fees collected by Manager of Fund (as noted below), on assets in excess of $183 million

(A)-(D) These fees are for investment advisory services only. Management services are provided to the funds by a third party, not OpCap Advisors. The Adviser, who pays the investment advisory fee to OpCap Advisors, receives management fees for each of the funds as follows:


               ANNUAL MANAGEMENT
                  FEE AS % OF
                 AVERAGE DAILY
                  NET ASSETS
               -----------------
(A),(B),(C)           1.00         on first $400 million
                      0.90         on next $400 million
                      0.85         thereafter
(D)                   0.75         on first $400 million
                      0.70         on next $400 million
                      0.65         thereafter


                                       B-2